                                                                    EXHIBIT 10.6
                                     LEASE


THIS AGREEMENT OF LEASE made and entered into on this        9th
                                                     ------------------------
day of October     , l996 by and between THE MINING EXCHANGE PARTNERS, LTD.,
      -------------    --
a Partnership organized under the laws of the State of Colorado, hereinafter referred to as Landlord and

                  Communications Systems International (CSI)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
hereinafter referred to as Tenant,

                                  WITNESSETH:

For and in consideration of the covenants and agreements herein contained, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord the premises known and described as Suites 001/200/201 (5,128 Rentable Sq. Ft.)
                                    --------------------------------------------
--------------------------------------------------------------------------------
in the Mining Exchange       Building at 8 South Nevada Ave.
      ----------------------            ----------------------------------------
---------------------------- in the City of Colorado Springs for such term and such rental and subject to the convents and agreements set forth hereinafter.


     1. TERM:

The term of this lease shall be for a period of Two Years Four Months (2 1/3)
                                               ---------------------------------
year(s) commencing on September 1             , l996 and
                     --------------------------   --
terminating on December 31 , l998.
              -------------    --

     2. RENTAL:

Tenant agrees to pay to Landlord as rent for said premises for the full term aforesaid the total sum of One Hundred Twelve Thousand Four Hundred and
                          --------------------------------------------------
40/100 - - - - - - - - - - - - - - - - - - ($ 112,400.40) Dollars, payable as
-------------------------------------------
follows:

 9/O1/96 - 11/30/96       $2,035.00 per month    $6,105.00
12/01/96 - 12/31/97        4,047.00 per month    52,611.00
01/01/98 - 12/31/98        4,473.70 per month    53,684.40





which said sum shall be due and payable in advance on the First day of
                                                         -------
each and every calendar month during said term at the office of Landlord, or such other place in the City of Colorado Springs, Colorado as the Landlord from time to time in writing may designate.

     3. SERVICES:

     Landlord agrees, during the period of this lease:

     a. To heat the demised premises whenever necessary during reasonable business hours or customary heating season.

     b. To provide the use of the passenger elevators (if the building is so equipped) at all time during reasonable business hours, Sundays and Holidays excepted.

     c. To provide janitor service for the demised premises (trash everyday, vacuuming three days a week).

     d. To cause to be supplied, during ordinary business hours, a reasonable amount of electric current for lighting said premises and public halls, during the time and in the manner customary in said building. Tenant agrees to use only such electric current as shall be supplied by Landlord for lighting, air conditioning, and business machines and shall pay on demand for use of electric current after ordinary business hours (8:00 AM to 6:00
     PM) for any other purpose, or for any waste of electric current.

     Tenant agrees that Landlord shall not be held liable for failure to supply such heating, elevator, janitor or lighting services, or any of them, when such failure is not due to negligence on Landlord's part, it being understood that Landlord reserves the right to temporarily discontinue such services, or any of them, at such times as may be necessary by reason of accident, repairs, alterations or improvements, or whenever, by reason of strikes, lockouts, riots, acts of God, or any other happening, Landlord is unable to furnish such services.

     Tenant agrees that if any payment of rent as herein provided shall remain unpaid for more than ten (10) days, after the same shall become due, Landlord may, without notice to Tenant, discontinue furnishing lighting, heating and janitor services, or any of them, until all areas of rent shall have the first been paid and discharged, and that Landlord shall not be liable for damages and that such action shall in no way operate to release Tenant from the obligations hereunder.

     4. CHARACTER OF OCCUPANCY

     Tenant agrees:

     a.  That the demised premises shall be used and occupied only as General
                                                                     -----------
     0ffices     in a careful, safe and proper manner.
     -----------

     b. That it will pay on demand for any damage to the premises caused by the misuse of same by it, or its agents or employees or invitees.

     c. That it will not use or permit the demised premises to be used for any purposes prohibited by the laws of the United States or the State of Colorado, or the ordinances of the City of Colorado Springs.

     d. That it will not use or keep any substance or material in or about the demised premises which may vitiate or endanger the validity of the insurance on said building or increase the hazard of the risk, or which may prove of offensive or annoying to other Tenants of the building.

     e. That it will not permit any nuisance in the demised premises.

     5. ALTERATIONS:

     a. Landlord shall have the right at any time to enter the demised premises to examine and inspect the same, or to make such repairs, additions, or alterations as it may deem necessary or proper for the safety, improvement or preservation thereof, and shall at all times have the right, at its election, to make such alterations or changes to other portions of said building as it may from time to time deem necessary and desirable.

     b. Tenant shall make no alterations in or additions to the demised premises without first obtaining the written consent of Landlord, and all additions or improvements made by Tenant (except only moveable office furniture) shall be deemed a part of the real estate and the permanent structure thereon and shall remain upon and be surrendered with said premises as a part thereof at the end of the said term, by lapse of time, or otherwise, or at the option of Landlord, shall be removed at Tenant's expense and the premises restored to their original state.

     6. SUBLETTING:

     Tenant agrees that it will not sublet the demised premises, or any part thereof, nor assign this lease, or any interest therein, without the written consent of Landlord first had and obtained.

     7. INSOLVENCY:

     Any assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights hereunder to the said assignee without the written consent of Landlord first having been obtained.

     It is further agreed between the parties hereto that if Tenant shall be declared insolvent or bankrupt, or if any assignment of Tenant's property shall be made for the benefit of creditors or otherwise, or if Tenant's leasehold interest herein shall be levied upon under execution, or seized by virtue of any writ of any court of law, or a Trustee in Bankruptcy or a Receiver be appointed for the property of Tenant, whether under the operation of State or Federal statues, then and in any such case, Landlord may, at its option, immediacy, with or without notice (notice being expressly waived) terminate this lease and immediately retake possession of said premises, using such force as may be necessary without being guilty of any manner of trespass or forcible entry or detainer, and without same working any forfeiture of the obligations of Tenant hereunder.

     8. DEFAULT:

     a. The following events are referred to, collectively, as "events of default" or, individually, as an "event of default":
          (1) Tenant defaults in the due and punctual payment of rent, and such default continues for five days after written notice from Landlord; however, Tenant will not be entitled to more than one written notice for monetary defaults during any 12-month period, and if after such written notice any rent is not paid when due, an event of default will be considered to have occurred without further notice;

          (2) Tenant vacates or abandons the premises;

          (3) This lease or the premises or any part of the premises are taken upon execution or by other process of law directed against Tenant, or are taken or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within fifteen days after its levy;

          (4) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or other wise, or is dissolved or makes an assignment for the benefit or creditors;

          (5) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within sixty days after such institution or appointment;

          (6) Tenant breaches any of the other agreements, terms, covenants, or conditions that this lease requires Tenant to perform, and such breach continues for a period of thirty days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such thirty day period, if Tenant fails to diligently commence to cure such breach within thirty days after written notice from Landlord and to complete such cure within a reasonable time thereafter.

     b. If any one or more events of default set forth in Section "a." occurs then Landlord has the right, at its election:

          (1) To give Tenant one written notice of Landlord's intention to terminate this lease on the earliest date permitted by law or on any later date specified in such notice, in which case Tenant's right to possession of the premises will cease and this lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the term;

          (2) Without further demand or notice, to reenter and take possession of the premises or any part of the premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution, without being deemed guilty of any manner or trespass, and without prejudice to any remedies for arrears of monthly rent or other amounts payable under this lease or as a result of any preceding breach of covenants or conditions; or

          (3) Without further demand or notice to cure any event of default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate of eighteen percent (18%) per annum, provided that Landlord will have no obligation to cure any such event of default of Tenant.

     Should Landlord elect to reenter as provided in subsection (2), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provide by law, Landlord may, from time to time, without terminating this lease, relet the premises or any part of the premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the premises) as Landlord, in its reasonable discretion, may determine, and Landlord may collect and receive the rent. Landlord will in no way be responsible or liable for any failure to relet the premises, or any part of the premises, or for any failure to collect any rent due on such reletting. No such reentry or taking possession of the premises by Landlord will be construed as an election on Landlord's part to terminate this lease unless a written notice of such intention is given to Tenant. No written notice from Landlord under this Section or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Landlord to terminate this lease unless such notice specifically so states. Landlord reserves the right following any such reentry or reletting to exercise its right to terminate this lease by giving Tenant such written notice, in which event this lease will terminate as specified in such notice.

     c. In the event that Landlord does not elect to terminate this lease as permitted in Section 8 b.(l), but on the contrary elects to take possession as provided in Section 8 b.(2), Tenant will pay to Landlord monthly rent and other sums as provided in this lease that would be payable under this lease if such repossession had not occurred, less the net proceeds, if any, of any reletting of the premises after deducting all of Landlord's reasonable expenses in connection with such reletting, including without limitation all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs, and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or part of the premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection with such reletting as provided in this Section will be made in determining the net proceeds from such reletting, and any rent concessions will be equally apportioned over the term of the new lease. Tenant will pay such rent and other sums to Landlord monthly on the day on which the monthly rent would have been payable under this lease if possession had not been retaken, and Landlord will be entitled to receive such rent and other sums from Tenant on each such day.

     d. If this lease is terminated on account of the occurrence of an event of default, Tenant will remain liable to Landlord for damages in an amount equal to monthly rent and other amounts that would have been owing by Tenant for the balance of the term, had this lease not been terminated, less the net proceeds, if any, of any reletting of the premises by Landlord subsequent to such termination, after deducting all of Landlord's expenses in connection with such reletting, including without limitation the expenses enumerated in Section c. (above). Landlord will be entitled to collect such damages from Tenant monthly on the day on which monthly rent and other amounts would have been payable under his lease if this lease had not been terminated. Alternatively, at the option of Landlord, in the event this lease is so terminated, Landlord will be entitled to recover against Tenant as damages for loss of the bargain and not as penalty:

          (1) The worth at the time of award of the unpaid rent that had been earned at the time of termination;

          (2) The worth at the time of award of the amount by which the unpaid rent that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

          (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term of this lease (had the same not been so terminated by Landlord) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

          (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result therefrom.

          The "worth at the time of award" of the amounts referred to in clauses
     (1) and (2) above is computed by adding interest at the per annum interest rate described in Section 8 a. (3) (above) on the date on which this lease terminated from the date of termination until the time of the award.

     e. Any suit or suits for the recovery of the amounts and damages set forth in Sections 8 c. and 8 d. may be brought by Landlord, from time to time, at Landlord's election, and nothing in this lease will be deemed to require Landlord to await the date upon which this lease or the term would have expired had there occurred no event of default. Each right and remedy provided for in this lease is cumulative and is in addition to every other right or remedy for in this lease or now or after the lease date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this lease or now or after the lease date existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise Landlord of any or all other rights or remedies provided for in this lease or now or after the lease date existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this lease or to enforce any provision of this lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

     f. Tenant waives any right of redemption arising as a result of Landlord's exercise of its remedies under this Article 8.

     g. Any rent that is not paid when due will accrue interest at the rate of eighteen percent (18%) per annum (but in no event in an amount in excess of the maximum rate allowed by applicable law) from the date on which it was due until the date on which it is paid in full with accrued interest. In addition, in the event any payment due under this lease is not received on or before the tenth day after the due date, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the past due amount, which charge will help compensate Landlord for the administrative and other expenses incurred by Landlord as a result of the late payment.

     9. PREMISES VACATED DURING TERM OF LEASE:

     If Tenant shall abandon or vacate said premises before the end of the term of this lease, Landlord may, at its option and without notice, enter said premises, remove any signs of Tenant therefrom, and re-let the same, or any part of thereof, as it may see fit, without thereby voiding or terminating this lease, and, for the purpose of such re-letting, Landlord is authorized to make any repairs, changes, alterations or additions in or to said premises, as may, in the option of Landlord, be necessary or desirable for the purpose of such re-letting, all at the cost of Tenant, and if a sufficient sum shall not be realized from said re-letting (after payment of all costs and expenses of such repairs, changes or alterations, and the expense of said re-letting and the collection of rent accruing therefrom), each month to equal the monthly rental agreed to be paid by Tenant under the provisions of this lease, then Tenant agrees to pay such deficiency each month upon demand therefor.

     10. REMOVAL OF TENANTS PROPERTY:

     If Tenant shall fail to remove all effects from said premises upon the abandonment thereof or upon the termination of this lease for any cause whatsoever, Landlord, at its option, may remove the same in any manner that it shall choose and store the said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord on demand, any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time the same shall be in Landlords possession; or Landlord, at its option, without notice, may sell said effects, or any of the same, at private sale and without legal process, for such prices as Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects, rendering the surplus if any, to Tenant.

     11. LOSS OR DAMAGE TO TENANTS PROPERTY:

     All personal property or leasehold improvements of any kind or description whatsoever in the demised premises shall be at Tenant's sole risk, and Landlord shall not be held liable for any damage done to or loss of such personal property, or for damage or loss suffered by the business or occupation of Tenant arising from any act or neglect of covenants or other occupants of the building, or of their employees or the employees of the Landlord or of other persons, or from fire of other casualty, bursting, overflowing or leaking of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires, or from gases, or odors, or caused in any other manner whatsoever, except in the case of willful neglect on the part of Landlord.

     12. LIEN ON TENANT'S FURNISHINGS:

     Tenant hereby conveys to Landlord all of the personal property situated on the leases premises as security for the payment of all rentals due or to become due hereunder. Said property shall not be removed therefrom without the consent of Landlord until all rentals due or to become due hereunder shall have first been paid and discharged. It is intended by the parties hereto that this instrument shall have the effect of a mortgage and lien upon such property, and Landlord, upon default of Tenant in the payment of rent, may take possession of said property either to its own use or to sell the same for the best price that can be obtained at public or private sale, and out of the money arising therefrom pay the amount due to Landlord, and all costs growing out of the execution of the provisions hereof, paying the surplus, if any, to Tenant. If said property, or any portion thereof, shall be offered at public auction, Landlord may become the purchaser thereof.

     13. SURRENDER OF POSSESSION:

     Tenant agrees to deliver up and surrender to Landlord possession of said premises at the expiration or termination of this lease, by lapse of time or otherwise, in as good repair as when Tenant obtained the same at the commencement of said term, excepting only ordinarily wear and decay.

     14. ACCEPTANCE OF PREMISES BY TENANT:

     The taking possession of said premises by Tenant shall be conclusive evidence as against Tenant that said premises were in good and satisfactory conditions when possession of the same was taken.

     15. WAIVER:

     No waiver of any breach of any one or more of the conditions or covenants of this lease by Landlord shall be deemed to imply or constitute a waiver of any succeeding or other breach hereunder.

     16. AMENDMENT OR MODIFICATION:

     Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modifications of this lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this lease.

     17. PAYMENTS AFTER TERMINATION:

     No payments of money by Tenant to Landlord after the termination of this lease, in any manner, or after the giving of any notice (other than a demand for the payment of money) by Landlord to Tenant shall reinstate, continue or extend the term of this lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or after final judgment granting Landlord possession of said premises, Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this lease, and the payment of such sums of money whether as rent of otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment therefore.

     18. HOLDING AFTER TERMINATION:

     It is mutually agreed that if, after the expiration of this lease, Tenant shall remain in possession of said premises without a written agreement as to such holding, then such holding over shall be deemed and taken to be a holding upon a tenancy from month to month at a monthly rental equivalent to one and one-half times the last monthly payment hereinbefore provided for, payable in advance on the same day of each month as above provided, all other terms and conditions of this lease remaining the same.

     19. RULES AND REGULATIONS:

     Landlord reserves the right to adopt rules and regulations from time to time governing the management of the building and use thereof by Tenants. Tenant agrees that its employees and agents, or any others permitted by Tenant, to occupy or enter said premises, will at all times abide by said rules and regulations as they may be amended from time to time, and that a default in the performance and observance thereof shall operate the same as any other defaults herein.

     Attached hereto as Exhibit "A" is the current list of rules and regulations presently in force and effect. At such time as Landlord adopts any amendments to such rules and regulations, Landlord shall provide Tenant with copy thereof at least ten (10) days prior to the enforcement of the provisions of any such amendments.

     20. SECURITY DEPOSITS:

     It is agreed that Tenant, concurrently with the execution of this lease, has deposited with Landlord, and will keep $680.00, as security for the
                                           -------
payment by Tenant of the rent and other charges herein agreed to be paid, and for the performance of all the terms, conditions and covenants of this lease. If, at any time during the term of this lease, Tenant shall be in default in the performance of any provision of this lease, Landlord shall have the right to use said deposit, or so much thereof as necessary, in payment of any rental in default as aforesaid and in reimbursement of any expense incurred by Landlord and in payment of any damages incurred by Landlord by reason or Tenant's default, or at the option of Landlord, the same may be retained by Landlord, and applied in Liquidation or any damages suffered by it by reason of Tenant's default. In such event, Tenant shall, on written demand of Landlord, forwith remit to Landlord a sufficient amount in cash to restore said deposit to its original amount. In the event said deposit has not been utilized as aforesaid, said deposit, or so much thereof as has not been utilized for said purposes, shall be refunded to Tenant, without interest, upon full performance of this lease by Tenant. Said return shall be made within 60 days after the termination date of this lease. Landlord shall have the right to commingle said deposit with other funds or Landlord. Landlord shall deliver the balance of said funds, if any, deposited herein by Tenant to the purchaser or Landlord's interest in the leased premises in the event such interest be sold and, thereupon, Landlord shall be discharged from further liability with respect to such deposit.

     21. QUIET POSSESSION:

     Provided Tenant is not in default under this lease, Landlord shall warrant and defend Tenant in the enjoyment and peaceful possession of the premises during the term aforesaid and all terms, conditions and convenience to be observed and performed by the parties hereto shall be applicable to and binding upon their heirs, administrator, executors, successors or assigns.

     22. DEMOLITION NOTICE:

     It is agreed that at any time during the terms of this lease, Lessor, (Landlord) shall have the right to terminate this lease if it or it's assignees, grantees or any successor in interest should desire to demolish the building containing the demised premises. Termination shall be made by delivering written notice to Lessee of such intention to demolish, which notice shall require Lessee to vacate said premises no sooner than ninety (90) days from the date of said notice. Lessor or it's assignees, grantees or any successor in interest may commence the demolition of said building at any time subsequent to the date Lessee is required to vacate the premises.

     23. OTHER PROVISIONS:

     IN WITNESS WHEREOF, the said Landlord and Tenant have caused their respective names and seals to be affixed hereto in triplicate the day and year first above written.

                                   LANDLORD

ATTEST:                                       THE MINING EXCHANGE PARTNERS, LTD.


                                              By: /s/ signature illegible
-------------------------                         ------------------------------
                                                      MANAGER


                                    TENANT


By:                                               /s/ signature illegible
-------------------------                         ------------------------------

                                                                       Exhibit A
                             RULES AND REGULATIONS
                             ---------------------

1. The sidewalks, entries, passages, stairways and elevators shall not be obstructed by the Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from their offices.

2.   a.   Furniture, equipment or supplies shall be moved in or out of the building only during such hours and in such manner as may be prescribed by Landlord.

     b. No safe or article, the weight of which may constitute a hazard or danger to the building or its equipment shall be moved into the premises.

     c. Safes and other equipment, the weight of which is not excessive, shall be moved into, from or about the building only during such hours and in such manner as shall be prescribed by Landlord, and Landlord shall have the right to designate the location of such articles in the space hereby demised.

3. Signs, notices, advertisements or other inscriptions shall not be placed upon any part of the building except in such locations and by such sign writers, and of such size, form and color, as shall be first specified by Landlord.

4. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of Tenant, its agents or employees, shall be paid for by Tenant, no person shall waste water by tying back or wedging the faucets, or in any other manner.

5. No animals, except handicap aid dogs, shall be allowed in the offices, halls, corridors and elevators in the building.

6. Bicycles or other vehicles shall not be permitted in the offices, halls, corridors and elevators in the building, nor shall any obstruction of sidewalks or entrances of the building by such be permitted.

7. No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio or musical instrument or by the making of loud or improper noises.

8. No additional lock or locks shall be placed by Tenant on any door in the building unless written consent of the Landlord shall first have been obtained. A reasonable number of keys to the demised premises and to the toilet rooms will be furnished by Landlord, and neither Tenant, its agents or employees, shall have any duplicate key made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to offices, toilet rooms or vaults.

9. No equipment, awnings, or any other items shall be placed on the exterior of the building or on any window ledge without written consent from the Landlord.

10. Tenant, before closing and leaving the demised premises at any time, shall see that all windows are closed, in order to avoid possible damage from fire, storm or freezing, and shall re-lock all outside building doors if used during non-business hours.

11. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the demised premises. The use of oil, gas or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought in to the building.

12. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular working hours, should Tenant desire such work done on Sundays, holidays or outside of regular working hours, Tenant shall pay for the extra cost thereof.

13. Tenant shall not mark upon, paint signs upon, cut drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the demised premises or of the building, and any defacement, damage or injury caused by Tenant, its agents or employees, shall be paid for by Tenant.

14.  No parking is permitted in the alleys except for deliveries and workmen.

15. All requests for service, repair or other maintenance shall be made directly to the office of Landlord.

16. Smoking is not permitted in any area of the building, including individual offices.

17. Landlord shall at all times have the right, by its officer or agents, to enter the demised premises to inspect and examine the same, and to show the same to persons wishing to lease them, and may at any time within fifteen days next preceding the termination of this tenancy, place upon the doors and windows of the premises the notice "For Rent", which said notice shall not be removed by Tenant.

18. Landlord reserves the right to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be needful and desirable for the safety, care and cleanliness of premises and for the preservation of good order therein.

                                     LEASE

THIS AGREEMENT OF LEASE made and entered into on this 9th day of October, 1996,
                                                      ---        -------    --
by and between THE MINING EXCHANGE PARTNERS, LTD., a Partnership organized under the laws of the State of Colorado, hereinafter referred to as Landlord and

                  Communications Systems International (CSI)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
hereinafter referred to as Tenant,

                                  WITNESSETH:

For and in consideration of the covenants and agreements herein contained, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord the premises known end described as Suites 001/200/201 (5,128 Rentable Sq. Ft.)
                                    -------------------------------------------
in the Mining Exchange Building at 8 South Nevada Ave. in the City of Colorado
       ---------------             -------------------
Springs for such term and such rental and subject to the convents and agreements set forth hereinafter.

     1. TERM:

The terms of this lease shall be for a period of Two Years Four Months (2 1/3)
                                                 -----------------------------
year(s) commencing on September 1, 1996 and terminating on December 31, 1998.
                      -----------    --                    -----------    --

     2. RENTAL:

Tenant agrees to pay to Landlord as rent for said premises for the full term aforesaid the total sum of One Hundred Twelve Thousand Four Hundred and
                           -----------------------------------------------------
40/100 - - - - - - - -($ 112,400.40 Dollars, payable as follows:
----------------------

 9/01/96 - 11/30/96          $2,035.00 per month           $6,105.00
12/01/96 - 12/31/97           4,047.00 per month           52,611.00
01/01/98 - 12/31/98           4,473.70 per month           53,684.40


which said sum shall be due and payable in advance on the First day of each and
                                                          -----
every calendar month during said term at the office of Landlord, or such other place in the City of Colorado Springs, Colorado as the Landlord from time to time in writing may designate.

                         MINING EXCHANGE PARTNERS, LTD.
                         121 East Pikes Peak, Suite 335
                           Colorado Springs, CO 80903
                                 (719) 575-0075
                                 (Fax) 575-0065


                                                                  March 31, 1997

                               ADDENDUM TO LEASE

       This addendum to the lease dated October 9, 1996 between the Mining Exchange Partners, Ltd., Landlord, and Communications Systems International
(CSI), Tenant is for the purpose to add Vault No. 2B on the second floor through the term of the lease (December 31, 1998) and the voice mail unit currently under a master lease with Union Federal Savings, Indianapolis, Indiana which extends through September 5, 1998. The lease for the mail unit, carries a buy-out option at the end of the lease at the then current market value.

       The additional rent is a follows:   Vault 2B           25.00 per Month
                                           Voice Mail Unit   130.00 per Month



                                           Mining Exchange Partners, Ltd.

                                           /s/ Charles C. Brown
                                           ----------------------------------
                                               Charles C. Brown
                                               Property Manager





Acknowledged and Accepted:


/s/ SIGNATURE ILLEGIBLE
---------------------------
CS International, Tenant

                        MINING EXCHANGE PARTNERS, LTD.
                        121 East Pikes Peak, Suite 335
                          Colorado Springs, CO 80903
                                (719) 575-0075
                                (Fax) 575-0065


                                                         January 24, 1997

                               ADDENDUM TO LEASE


     This addendum to the lease between Mining Exchange Partners, Ltd., Landlord, and Communications Systems International, (CSI), Tenant, dated October 9, 1996, is for the purpose to add 517 rentable square feet adjacent to the leased area known as Suite 200/202 in the Mining Exchange Building.

     This additional lease space will increase the above noted lease payments as follows:

     February 1, 1997 - December 31, 1997  $4,477.80 per month
     January 1, 1998 - December 31, 1998    4,947.60 per month

     All other conditions of the lease will remain in effect.



                                                 Mining Exchange Partners, Ltd.


                                                 /s/ Charles C. Brown
                                                 -------------------------------
                                                     Charles C. Brown
                                                     Property Manager

Acknowledged and Accepted:


SIGNATURE ILLEGIBLE
------------------------------
CS International, Tenant

                        MINING EXCHANGE PARTNERS, LTD.
                     121 EAST PIKES PEAK AVENUE, SUITE 335
                           Colorado Springs, CO 80903
                                (719) 575-0075
                                 Fax  575-0065

                                                             November 11, 1996

Mr. Ken Weiland
CS International
8 South Nevada Avenue, #101
Colorado Spring, CO 80903

Dear Ken,

     According to the lease dated December 1, 1994 between the Mining Exchange Partners, Ltd. and CSI, CSI has the option to extend the lease for three (3) years at the following rates:

     Jan. 1, 1997 - Dec. 1997                        $5,528.00 per month

     Jan. 1, 1998 - Dec. 1998                         6,449.00 per month

     Jan. 1, 1999 - Dec. 1999                         7,371.00 per month

     If you intend to exercise this option please acknowledge this letter by signing in the appropriate place. Thanks for your attention.

                                                Mining Exchange Partners, Ltd.

                                                /s/ Charles C. Brown
                                                ------------------------------
                                                Property Manager


Acknowledged and Accepted

SIGNATURE ILLEGIBLE
------------------------------
CS International

                                     LEASE

THIS AGREEMENT OF LEASE made and entered into on this 1 (first) day of
                                                      ---------
December  , 1994, by and between THE MINING EXCHANGE PARTNERS, LTD., a
----------------
Partnership organized under the laws of the State of Colorado, hereinafter referred to as Landlord and Communication Systems International (CSI)
                            -----------------------------------------
hereinafter referred to as Tenant,

                                  WITNESSETH:

For and in consideration of the covenants and agreements herein contained, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord the premises known and described as Suite 101 in the Mining Exchange Building at
                                    ---------        --------------
8 S. Nevada in the City of Colorado Springs for such term and such rental and
-----------
subject to the convents and agreements set forth hereinafter.

     1. TERM:

The term of this lease shall be for a period of 2 (two) year(s) commencing on
                                                -------
December 1, 1994 and terminating on December 31, 1996.
----------------                    -----------------

     2. RENTAL:

Tenant agrees to pay to Landlord as rent for said premises for the full term aforesaid the total sum of $105,794.00 (One hundred thousand five, seven hundred
                           -----------------------------------------------------
ninety-four dollars. ($ ) Dollars, payable as follows:
--------------------

    $3300/Month x 4  = $13,200 = $7.16/sq. ft. 12-1-94 through  3-31-95
    $4146/Month x 9  = $37,314 = $9.00/sq. ft.  4-1-95 through 12-31-95
    $4606/Month x 12 = $55,280 = $10.00/sq. ft. 1-1-96 through 12-31-96
    Total of 5528 sq.ft.
which said sum shall be due and payable in advance on the 1 (first) day of
                                                          ---------
each and every calendar month during said term at the office of Landlord, or such other place in the City of Colorado Springs, Colorado as the Landlord from time to time in writing may designate.

     3. SERVICES:

     Landlord agrees, during the period of this lease:

     a. To heat the demised premises whenever necessary during reasonable business hours or customary heating season.

     b. To provide the use of the passenger elevators (if the building is so equipped) at all time during reasonable business hours, Sundays and Holidays excepted.

     c. To provide janitor service for the demised premises (trash everyday, vacuuming three days a week).

     Tenant agrees that Landlord shall not be held liable for failure to supply such heating, elevator, janitor or lighting services, or any of them, when such failure is not due to negligence on Landlord's part, it being understood that Landlord reserves the right to temporarily discontinue such services, or any of them, at such times as may be necessary by reason of accident, repairs, alterations or improvements, or whenever, by reason of strikes, lockouts, riots, acts of God, or any other happening, Landlord is unable to furnish such services.

     Tenant agrees that if any payment of rent as herein provided shall remain unpaid for more than ten (10) days, after the same shall become due, Landlord may, without notice to Tenant, discontinue furnishing lighting, heating and janitor services, or any of them, until all areas of rent shall have the first been paid and discharged, and that Landlord shall not be liable for damages and that such action shall in no way operate to release Tenant from the obligations hereunder.

     4. CHARACTER OF OCCUPANCY

     Tenant agrees:

     a. That the demised premises shall be used and occupied only as general
                                                                     -------
     offices in a careful, safe and proper manner.
     -------

     b. That it will pay on demand for any damage to the premises caused by the misuse of same by it, or its agents or employees or invitees.

     c. That it will not use or permit the demised premises to be used for any purposes prohibited by the laws of the United States or the State of Colorado, or the ordinances of the City of Colorado Springs.

     d. That it will not use or keep any substance or material in or about the demised premises which may vitiate or endanger the validity of the insurance on said building or increase the hazard of the risk, or which may prove offensive or annoying to other Tenants of the building.

     e. That it will not permit any nuisance in the demised premises.

     5.   ALTERATIONS:

     a. Landlord shall have the right at any time to enter the demised premises to examine and inspect the same, or to make such repairs, additions, or alterations as it may deem necessary or proper for the safety, improvement or preservation thereof, and shall at all times have the right, at its election, to make such alterations or changes to other portions of said building as it may from time to time deem necessary and desirable.

     b. Tenant shall make no alterations in or additions to the demised premises without first obtaining the written consent of Landlord, and all additions or improvements made by Tenant (except only moveable office furniture) shall be deemed a part of the real estate and the permanent structure thereon and shall remain upon and be surrendered with said premises as a part thereof at the end of the said term, by lapse of time, or otherwise, or at the option of Landlord, shall be removed at Tenant's expense and the premises restored to their original state.

     6. SUBLETTING:

     Tenant agrees that it will not sublet the demised premises, or any part thereof, nor assign this lease, or any interest therein, without the written consent of Landlord first had and obtained.

     7. INSOLVENCY:

     Any assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights hereunder to the said assignee without the written consent of Landlord first having been obtained.

     It is further agreed between the parties hereto that if Tenant shall be declared insolvent or bankrupt, or if any assignment of Tenant's property shall be made for the benefit of creditors or otherwise, or if Tenant's leasehold interest herein shall be levied upon under execution, or seized by virtue of any writ of any court of law, or a Trustee in Bankruptcy or a Receiver be appointed for the property of Tenant, whether under the operation of State or Federal statues, then and in any such case, Landlord may, at its option, immediacy, with or without notice (notice being expressly waived) terminate this lease and immediately retake possession of said premises, using such force as may be necessary without being guilty of any manner of trespass or forcible entry or detainer, and without same working any forfeiture of the obligations of Tenant hereunder.

     8. DEFAULT:

     a. The following events are referred to, collectively, as "events of default" or, individually, as an "event of default":
         (1) Tenant defaults in the due and punctual payment of rent, and such default continues for five days after written notice from Landlord; however, Tenant will not be entitled to more than one written notice for monetary defaults during any 12-month period, and if after such written notice any rent is not paid when due, an event of default will be considered to have occurred without further notice;

         (2) Tenant vacates or abandons the premises;

         (3) This lease or the premises or any part of the premises are taken upon execution or by other process of law directed against Tenant, or are taken or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within fifteen days after its levy;

         (4) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or other wise, or is dissolved or makes an assignment for the benefit or creditors;

         (5) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within sixty days after such institution or appointment;

         (6) Tenant breaches any of the other agreements, terms, covenants, or conditions that this lease requires Tenant to perform, and such breach continues for a period of thirty days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such thirty day period, if Tenant fails to diligently commence to cure such breach within thirty days after written notice from Landlord and to complete such cure within a reasonable time thereafter.

     b. If any one or more events of default set forth in Section "a." occurs then Landlord has the right, at its election:

         (1) To give Tenant one written notice of Landlord's intention to terminate this lease on the earliest date permitted by law or on any later date specified in such notice, in which case Tenant's right to possession of the premises will cease and this lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the term;

         (2) Without further demand or notice, to reenter and take possession of the premises or any part of the premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution, without being deemed guilty of any manner or trespass, and without prejudice to any remedies for arrears of monthly rent or other amounts payable under this lease or as a result of any preceding breach of covenants or conditions; or

         (3) Without further demand or notice to cure any event of default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate of eighteen percent (18%) per annum, provided that Landlord will have no obligation to cure any such event of default of Tenant.

     Should Landlord elect to reenter as provided in subsection (2), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provide by law, Landlord may, from time to time, without terminating this lease, relet the premises or any part of the premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the premises) as Landlord, in its reasonable discretion, may determine, and Landlord may collect and receive the rent. Landlord will in no way be responsible or liable for any failure to relet the premises, or any part of the premises, or for any failure to collect any rent due on such reletting. No such reentry or taking possession of the premises by Landlord will be construed as an election on Landlord's part to terminate this lease unless a written notice of such intention is given to Tenant. No written notice from Landlord under this Section or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Landlord to terminate this lease unless such notice specifically so states. Landlord reserves the right following any such reentry or reletting to exercise its right to terminate this lease by giving Tenant such written notice, in which event this lease will terminate as specified in such notice.

     c. In the event that Landlord does not elect to terminate this lease as permitted in Section 8 b.(1), but on the contrary elects to take possession as provided in Section 8 b.(2), Tenant will pay to Landlord monthly rent and other sums as provided in this lease that would be payable under this lease if such repossession had not occurred, less the net proceeds, if any, of any reletting of the premises after deducting all of Landlord's reasonable expenses in connection with such reletting, including without limitation all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs, and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or part of the premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection with such reletting as provided in this Section will be made in determining the net proceeds from such reletting, and any rent concessions will be equally apportioned over the term of the new lease. Tenant will pay such rent and other sums to Landlord monthly on the day on which the monthly rent would have been payable under this lease if possession had not been retaken, and Landlord will be entitled to receive such rent and other sums from tenant on each such day.

     d. If this lease is terminated on account of the occurrence of an event of default, Tenant will remain liable to Landlord for damages in an amount equal to monthly rent and other amounts that would have been owing by Tenant for the balance of the term, had this lease not been terminated, less the net proceeds, if any, of any reletting of the premises by Landlord subsequent to such termination, after deducting all of Landlord's expenses in connection with such reletting, including without limitation the expenses enumerated in Section c. (above). Landlord will be entitled to collect such damages from Tenant monthly on the day on which monthly rent and other amounts would have been payable under his lease if this lease had not been terminated. Alternatively, at the option of Landlord, in the event this lease is so terminated, Landlord will be entitled to recover against Tenant as damages for loss of the bargain and not as penalty:

         (1) The worth at the time of award of the unpaid rent that had been earned at the time of termination;

         (2) The worth at the time of award of the amount by which the unpaid rent that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

     (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term of this lease (had the same not been so terminated by Landlord) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

     (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result therefrom.

     The "worth at the time of award" of the amounts referred to in clauses (1) and (2) above is computed by adding interest at the per annum interest rate described in Section 8 a.(3) (above) on the date on which this lease terminated from the date of termination until the time of the award.

e. Any suit or suits for the recovery of the amounts and damages set forth in Sections 8 c. and 8 d. may be brought by Landlord, from time to time, at Landlord's election, and nothing in this lease will be deemed to require Landlord to await the date upon which this lease or the term would have expired had there occurred no event of default. Each right and remedy provided for in this lease is cumulative and is in addition to every other right or remedy for in this lease or now or after the lease date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this lease or now or after the lease date existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise Landlord of any or all other rights or remedies provided for in this lease or now or after the lease date existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this lease or to enforce any provision of this lease, including reasonable attorney's fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

f. Tenant waives any right of redemption arising as a result of Landlord's exercise of its remedies under this Article 8.

g. Any rent that is not paid when due will accrue interest at the rate of eighteen percent (18%) per annum (but in no event in an amount in excess of the maximum rate allowed by applicable law) from the date on which it was due until the date on which it is paid in full with accrued interest. In addition, in the event any payment due under this lease is not received on or before the tenth day after the due date, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the past due amount, which charge will help compensate Landlord for the administrative and other expenses incurred by Landlord as a result of the late payment.

     9. PREMISES VACATED DURING TERM OF LEASE:

     If Tenant shall abandon or vacate said premises before the end of the term of this lease, Landlord may, at its option and without notice, enter said premises, remove any signs of Tenant therefrom, and re-let the same, or any part of thereof, as it may see fit, without thereby voiding or terminating this lease, and, for the purpose of such re-letting, Landlord is authorized to make any repairs, changes, alterations or additions in or to said premises, as may, in the option of Landlord, be necessary or desirable for the purpose of such re-letting, all at the cost of Tenant, and if a sufficient sum shall not be realized from said re-letting (after payment of all costs and expenses of such repairs, changes or alterations, and the expense of said re-letting and the collection of rent accruing therefrom), each month to equal the monthly rental agreed to be paid by Tenant under the provisions of this lease, then Tenant agrees to pay such deficiency each month upon demand therefor.

     10. REMOVAL OF TENANTS PROPERTY:

     If Tenant shall fail to remove all effects from said premises upon the abandonment thereof or upon the termination of this lease for any cause whatsoever, Landlord, at its option, may remove the same in any manner that it shall choose and store the said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord on demand, any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time the same shall be in Landlords possession; or Landlord, at its option, without notice, may sell said effects, or any of the same, at private sale and without legal process, for such prices as Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects, rendering the surplus if any, to Tenant.

     11. LOSS OR DAMAGE TO TENANTS PROPERTY:

     All personal property or leasehold improvements of any kind or description whatsoever in the demised premises shall be at Tenant's sole risk, and Landlord shall not be held liable for any damage done to or loss of such personal property, or for damage or loss suffered by the business or occupation of Tenant arising from any act or neglect of covenants or other occupants of the building, or of their employees or the employees of the Landlord or of other persons, or from fire of other casualty, bursting, overflowing or leaking of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires, or from gases, or odors, or caused in any other manner whatsoever, except in the case of willful neglect on the part of Landlord.

     12. LIEN ON TENANT'S FURNISHINGS:

     Tenant hereby conveys to Landlord all of the personal property situated on the leases premises as security for the payment of all rentals due or to become due hereunder. Said property shall not be removed therefrom without the consent of Landlord until all rentals due or to become due hereunder shall have first been paid and discharged. It is intended by the parties hereto that this instrument shall have the effect of a mortgage and lien upon such property, and Landlord, upon default of Tenant in the payment of rent, may take possession of said property either to its own use or to sell the same for the best price that can be obtained at public or private sale, and out of the money arising therefrom pay the amount due to Landlord, and all costs growing out of the execution of the provisions hereof, paying the surplus, if any, to Tenant. If said property, or any portion thereof, shall be offered at public auction, Landlord may become the purchaser thereof.

     13. SURRENDER OF POSSESSION:

     Tenant agrees to deliver up and surrender to Landlord possession of said premises at the expiration or termination of this lease, by lapse of time or otherwise, in as good repair as when Tenant obtained the same at the commencement of said term, excepting only ordinarily wear and decay.

     14. ACCEPTANCE OF PREMISES BY TENANT:

     The taking possession of said premises by Tenant shall be conclusive evidence as against Tenant that said premises were in good and satisfactory conditions when possession of the same was taken.

     15. WAIVER:

     No waiver of any breach of any one or more of the conditions or covenants of this lease by Landlord shall be deemed to imply or constitute a waiver of any succeeding or other breach hereunder.

     16. AMENDMENT OR MODIFICATION:

     Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modifications of this lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this lease.

     17. PAYMENTS AFTER TERMINATION:

     No payments of money by Tenant to Landlord after the termination of this lease, in any manner, or after the giving of any notice (other than a demand for the payment of money) by Landlord to Tenant shall reinstate, continue or extend the term of this lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or after final judgment granting Landlord possession of said premises, Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this lease, and the payment of such sums of money whether as rent of otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment therefore.

     18. HOLDING AFTER TERMINATION:

     It is mutually agreed that if, after the expiration of this lease, Tenant shall remain in possession of said premises without a written agreement as to such holding, then such holding over shall be deemed and taken to be a holding upon a tenancy from month to month at a monthly rental equivalent to one and one-half times the last monthly payment hereinbefore provided for, payable in advance on the same day of each month as above provided, all other terms and conditions of this lease remaining the same.

     19. RULES AND REGULATIONS:

     Landlord reserves the right to adopt rules and regulations from time to time governing the management of the building and use thereof by Tenants. Tenant agrees that its employees and agents, or any others permitted by Tenant, to occupy or enter said premises, will at all times abide by said rules and regulations as they may be amended from time to time, and that a default in the performance and observance thereof shall operate the same as any other defaults herein.

     Attached hereto as Exhibit "A" is the current list of rules and regulations presently in force and effect. At such time as Landlord adopts any amendments to such rules and regulations, Landlord shall provide Tenant with copy thereof at least ten (10) days prior to the enforcement of the provisions of any such amendments.

     20. SECURITY DEPOSITS:

     It is agreed that Tenant, concurrently with the execution of this lease, has deposited with Landlord, and will keep $______________, as security for the payment by Tenant of the rent and other charges herein agreed to be paid, and for the performance of all the terms, conditions and covenants of this lease. If, at any time during the term of this lease, Tenant shall be in default in the performance of any provision of this lease, Landlord shall have the right to use said deposit, or so much thereof as necessary, in payment of any rental in default as aforesaid and in reimbursement of any expense incurred by Landlord and in payment of any damages incurred by Landlord by reason of Tenant's default, or at the option of Landlord, the same may be retained by Landlord, and applied in liquidation of any damages suffered by it by reason of Tenant's default. In such event, Tenant shall, on written demand of Landlord, forwith remit to Landlord a sufficient amount in cash to restore said deposit to its original amount. In the event said deposit has not been utilized as aforesaid, said deposit, or so much thereof as has not been utilized for said purposes, shall be refunded to Tenant, without interest, upon full performance of this lease by Tenant. Said return shall be made within 60 days after the termination date of this lease. Landlord shall have the right to commingle said deposit with other funds of Landlord. Landlord shall deliver the balance of said funds, if any, deposited herein by Tenant to the purchaser of Landlord's interest in the leased premises in the event such interest be sold and, thereupon, Landlord shall be discharged from further liability with respect to such deposit.

     21. QUIET POSSESSION:

     Provided Tenant is not in default under this lease, Landlord shall warrant and defend Tenant in the enjoyment and peaceful possession of the premises during the term aforesaid and all terms, conditions and convenience to be observed and performed by the parties hereto shall be applicable to and binding upon their heirs, administrator, executors, successors or assigns.

     22. DEMOLITION NOTICE:

     It is agreed that at any time during the terms of this lease, Lessor, (Landlord) shall have the right to terminate this lease if it or it's assignees, grantees or any successor in interest should desire to demolish the building containing the demised premises. Termination shall be made by delivering written notice to Lessee of such intention to demolish, which notice shall require Lessee to vacate said premises no sooner than ninety (90) days from the date of said notice. Lessor or it's assignees, grantees or any successor in interest may commence the demolition of said building at any time subsequent to the date Lessee is required to vacate the premises.

     23. OTHER PROVISIONS:

     Tenant has the option to renew lease per the following:

     Three year option:

     $5528/Month x 12 = $66,336 = $12.00/sq.ft. 1-1-97 through 12-31-97
     $6449/Month x 12 = $77,392 = $14.00/sq.ft. 1-1-98 through 12-31-98
     $7371/Month x 12 = $88,448 = $16.00/sq.ft. 1-1-99 through 12-31-99

     IN WITNESS WHEREOF, the said Landlord and Tenant have caused their respective names and seals to be affixed hereto in triplicate the day and year first above written.



                                   LANDLORD

ATTEST:                                       THE MINING EXCHANGE PARTNERS, LTD.

                                              BY: /s/ signature illegible
------------------------                         -------------------------------
                                                        PROPERTY MANAGER


                                    TENANT

BY:                                               /s/ signature illegible
   ------------------------                      -------------------------------

                                                                       Exhibit A

                             RULES AND REGULATIONS
                             ---------------------

1. The sidewalks, entries, passages, stairways and elevator shall not be obstructed by the Tenant or its agents or used by them for any purpose other than ingress and egress to and from their offices.

2. Furniture, equipment or supplies shall be moved in or out of the building only during such hours and in such manner as may be prescribed by Landlord.

     b. No safe or article, the weight of which may constitute a hazard or danger to the building or its equipment shall be moved into the premises.

     c. Safes and other equipment, the weight of which is not excessive, shall be moved into. from or about the building only during such hours and in such manner as shall be prescribed by Landlord, and Landlord shall have the right to designate the location of such articles in the space hereby demised.

3. Signs, notices, advertisements or other inscriptions shall not be placed upon any part or the building except in such locations and by such sign writers, and of such size, form and color, as shall be first specified by Landlord.

4. Water closets and other water fixtures shall not be used for any purpose other than the for which the same are intended, and any damage resulting to the same from misuse on the part of Tenant, its agents or employees, shall be paid for by Tenant, no person shall waste water by tying back or wedging the faucets, or in any other manner.

5. No animals, except handicap aid dogs, shall be allowed in the office halls, corridors and elevators in the building.

6. Bicycles or other vehicles shall not be permitted in the office halls corridors and elevators in the building, nor shall any obstruction of sidewalks or entrances of the building by such be permitted.

7. No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio or musical instrument or by the making of loud or improper noises.

8. No additional lock or locks shall be placed by Tenant on any door in the building unless written consent of the Landlord shall first have been obtained. A reasonable number of keys to the demised premises and to the toilet rooms will be furnished by Landlord, and neither Tenant, its agents or employees, shall have any duplicate key made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to offices, toilet rooms or vaults.

9. No equipment, awnings, or any other items shall be placed on the exterior of the building or on any window ledge without written consent from the Landlord.

10. Tenant, before closing and leaving the demised premises at any time, shall see that all windows are closed, in order to avoid possible damage from fire, storm or freezing, and shall re-lock all outside building doors if used during non-business hours.

11. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the demised premises. The use of oil, gas or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought in to the building.

12. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular working hours, should Tenant desire such work done on Sundays, holidays or outside of regular working hours, Tenant shall pay for the extra cost thereof.

13. Tenant shall not mark upon, paint signs upon, cut drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the demised premises or of the building, and any defacement, damage or injury caused by Tenant, its agents or employees, shall be paid for by Tenant.

14.  No parking is permitted in the alleys except for deliveries and workmen.

15. All requests for service, repair or other maintenance shall be made directly to the office of Landlord.

16. Smoking is not permitted in any area of the building, including individual offices.

17. Landlord shall at all times have the right, by its officer or agents, to enter the demised premises to inspect and examine the same, and to show the same to persons wishing to lease them, and may at any time within fifteen days next preceding the termination of this tenancy, place upon the doors and windows of the premises the notice "For Rent", which said notice shall not be removed by Tenant.

18. Landlord reserves the right to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be needful and desirable for the safety, care and cleanliness of premises and for the preservation of good order therein.